Exhibit 99.1

Randy Nickerson Senior V.P. and Chief Commercial Officer Andy Schroeder Vice President Finance and Treasurer June 2008

22 Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “w ill,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “potential,” and other comparable words, regarding future or contemplated performance, transaction, or events, are based on MarkWest’s current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Among the factors that could cause results to differ materially are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2007, as amended, and our Quarterly Reports on Form 10-Q, each as filed w ith the SEC. You are also urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those filings, which identify and discuss significant risks, uncertainties and various other factors that could cause actual results to vary significantly from those expressed or implied in the forward-looking statements. If any of the uncertainties or risks develop into actual events, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: ¦ Fluctuations and volatility of natural gas, NGL products, and oil prices; ¦ A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; ¦ A reduction in the demand for the products we produce and sell; ¦ Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; ¦ Effects of our debt and other financial obligations on our future financial or operational flexibility; ¦ Construction, procurement, and regulatory risks in our development projects; ¦ Hurricanes, fires, and other natural and accidental events impacting our operations; ¦ Terrorist attacks directed at our facilities or related facilities; ¦ Changes in and impacts of laws and regulations affecting our operations; and ¦ Failure to integrate recent or future acquisitions.

33 Non-GAAP Measures This presentation utilizes the Non-GAAP financial measures of Adjusted EBITDA and Distributable Cash Flow. We define Adjusted EBITDA as net income (loss) before income taxes, plus depreciation expense, amortization expense, impairment expense, interest expense, amortization of deferred financing costs, gain/loss on disposal of property, plant and equipment, non-cash derivative activity and non-cash compensation expense. Adjusted EBITDA is not a measure of performance calculated in accordance with GAAP, and should not be considered in isolation or as a substitute for net income, income from operations, or cash flow as reflected in our financial statements. Adjusted EBITDA is presented because such information is relevant and is used by management, industry analysts, investors, lenders, and rating agencies to assess the financial performance and operating results of our fundamental business activities. Management believes that the presentation of Adjusted EBITDA is useful to lenders and investors because of its use in the midstream natural gas industry and for master limited partnerships as an indicator of the strength and performance of our ongoing business operations. Additionally, management believes that Adjusted EBITDA provides additional and useful information to our investors for trending, analyzing, and benchmarking our operating results from period to period as compared to other companies that may have different financing and capital structures. The presentation of Adjusted EBITDA allows investors to view our performance in a manner similar to the methods used by management and provides additional insight to our operating results. In general, we define Distributable Cash Flow as net income or loss plus (i) depreciation, amortization, and accretion expense; (ii) non-cash earnings from unconsolidated affiliates; (iii) contributions to unconsolidated affiliates net of growth capital expenditures; (iv) non-cash compensation expense; (v) non-cash derivative activity; (vi) gains and losses on the sale of assets; and (vii) the subtraction of sustaining capital expenditures. Distributable Cash Flow is a significant liquidity metric used by our senior management to compare basic cash flows generated by us to the cash distributions we expect to pay partners. Distributable cash flow is also an important Non-GAAP financial measure for our limited partners since it serves as an indicator of our success in providing a cash return on investment. Distributable cash flow is also a quantitative standard used by the investment community with respect to publicly traded partnerships such as ours because the value of a partnership unit is in part measured by its yield (which in turn is based on the amount of cash distributions a partnership pays to a unit holder). The GAAP measure most directly comparable to Adjusted EBITDA and Distributable Cash Flow is net income. Please see slide 20 and the Appendix for reconciliations of Distributable Cash Flow and Adjusted EBITDA, respectively, to net income.

Geographic Footprint



- **Michigan**
  - 250-mile interstate crude pipeline
  - 90-mile gas gathering pipeline
  - 35 MMcf/d gas processing plant
- **East Texas**
  - 440 MMcf/d gathering capacity
  - 200 MMcf/d processing plant
- **Western Oklahoma**
  - 145 MMcf/d gathering capacity
  - 100 MMcf/d processing plant
- **Southeast Oklahoma**
  - 300 MMcf/d gathering capacity
  - Centrahoma processing JV
- **Other Southwest**
  - 12 gas gathering systems
  - 3 lateral gas pipelines
- **Javelina**
  - Gas processing, fractionation, and transportation facilities
- **Appalachia**
  - Four processing plants with combined 295 MMcf/d processing capacity
  - 600K Gal/d NGL fractionation facility
  - 11 million gallon NGL storage facility
  - 80-mile NGL pipeline
- **Starfish (50% equity ownership)**
  - West Cameron dehydration facility
  - 1.2 Bcf interstate pipeline

4

MARKWEST

55 MWE vs. Alerian Index -50.0% 0.0% 50.0% 100.0% 150.0% 200.0% 250.0% 300.0% May- 02 Nov-02 May- 03 Oct-03 Apr-04 Oct -04 Apr-05 Oct -05 Mar -06 Sep-06 Mar -07 Sep-07 Mar-08 MWE 224.2% AMZ 69.6% 128% Distribution Growth since IPO in May 2002 (16% CAGR)

66 “MarkWest Energy Named #1 in Natural Gas Midstream Services Customer Satisfaction” Most Recent EnergyPoint Research, Inc. Customer Satisfaction Survey Growth Driven by Customer Satisfaction RANGE RESOURCES

77 Capital Structure 274.0 274.0 272.2 8-1/2% Senior Notes due 2016 4.3x 3.3x 45.8% $ 238.5 $ 1,737.7 $ 941.6 $ 796.1 – 214.1 225.0 83.0 $ 30.0 As of March 31, 2008 – – Term Loan 4.3x 4.1x 47.0% $ 238.5 $ 2,098.1 $ 1,112.9 $ 985.2 497.1 214.1 – $ 381.9 Pro-Forma (1) As of March 31, 2008 4.8x 2.8x 47.5% $ 200.4 $ 1,164.0 $ 611.3 $ 552.7 – 225.0 55.5 $ 26.5 As of December 31, 2007 ($ in millions) Adjusted EBITDA / Interest Expense(2) Total Debt / Capitalization Total Debt / LTM Adjusted EBITDA(2) Total Capitalization Total Debt 8-3/4% Senior Notes due 2018 Total Partners' Capital 6-7/8% Senior Notes due 2014 Credit Facility LTM Adjusted EBITDA(2) Cash NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger. (1) Pro-Forma for 5.75 million equity offering and $500 million debt offering completed in early 2Q08. (2) Adjusted EBITDA and interest expense calculated in accordance with Credit Facility covenants.

88 Existing, Under-Construction and Proposed Facilities Existing Fractionation, Storage & Marketing Complex (900,000 gal/day following expansion) Existing Gas Processing Facilities (315,000 mcfd following expansion) Gas Processing Facilities Being Constructed Rich Gas Gathering Header Being Evaluated Dry Gas Gathering Header Being Evaluated Rich Gas Gathering Area Being Developed Dry Gas Gathering Area Being Developed

Appendix

10 10 3.0 – Pro-forma adjustment for MarkWest Hydrocarbon acquisition $ 200.4 13.0 62.4 41.7 1.2 7.6 57.3 $ 17.2 Year ended December 31, 2007 – Gain (loss) on disposal of property, plant, and equipment $ 238.5 12.9 48.2 43.9 24.6 74.3 $ 31.6 LTM 1Q08 ($ in millions) Interest expense Taxes Non-cash derivative activity Depreciation, amortization, accretion, and impairments Non-cash compensation expense Adjusted EBITDA Net Income Reconciliation of Adjusted EBITDA to Net Income NOTE: Financial data for historical periods has not been restated for the MarkWest Hydrocarbon merger.